
                                                                   Exhibit 99.2

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1996-1


1.       The total amount distributed during 1999 stated on the basis                     Class A                 $686.3749999
of an original principal amount of $1,000 per Certificate:                                Class B                 $732.7777775
                                                                                          Class C                  $59.8500320


2.       The amount of such distribution allocable to Certificate                         Class A                 $666.6666666
Principal stated on the basis of an original principal amount of                          Class B                 $666.6666667
$1,000 per Certificate:                                                                   Class C                          $ 0


3.       The amount of such distribution allocable to Certificate                         Class A                  $19.7083333
Interest stated on the basis of an original principal amount of                           Class B                  $66.1111107
$1,000 per Certificate:                                                                   Class C                  $59.8500320


4.       The amount of Principal Collections received in the                              Class A              $323,124,606.95
Collection Account during the period from January 1, 1999 to December                     Class B               $54,581,859.28
31, 1999 and allocated in respect of the Class A Certificates, the                        Class C               $31,189,633.95
Class B Certificates, the Class C Certificates and the Class D                            Class D               $27,741,546.40
Certificates, respectively:
                                                                                                               $436,637,646.58

5.       The amount of Finance Charge Collections processed during                        Class A               $48,938,163.58
the period from January 1, 1999 to December31, 1999 and allocated in                      Class B               $23,610,748.93
respect of the Class A Certificates, the Class B Certificates, the                        Class C               $13,640,049.89
Class C Certificates and the Class D Certificates, respectively:                          Class D               $12,131,924.63
                                                                                                                $98,320,887.03

6.       The aggregate amount of the:

         Principal Receivables                                                                               $5,215,820,886.00
         Invested Amount                                                                                      $ 152,833,333.33
         Class A Invested Amount                                                                                  $       0.00
         Class B Invested Amount                                                                               $ 58,333,333.33
         Class C Invested Amount                                                                               $ 50,000,000.00
         Class D Invested Amount                                                                               $ 44,500,000.00

         Floating Allocation Percentage                                                                             2.9301875%
         Class A Floating Allocation Percentage                                                                     0.0000000%
         Class B Floating Allocation Percentage                                                                     1.1183922%
         Class C Floating Allocation Percentage                                                                     0.9586219%
         Class D Floating Allocation Percentage                                                                     0.8531735%

         each as of the end of the day on December 31, 1999.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                                                $4,724,448,860.55
                           60 Days to 89 Days                                                                 $ 330,285,853.00
                           90 Days and Over                                                                   $ 128,542,217.12
                                                                                                              $ 294,246,705.90
         as of the end of the day on December 31, 1999.


8.       The aggregate Investor Default Amount for the period from                                             $ 40,879,334.20
January 1, 1999 to December 31, 1999.


9.       The aggregate amount of Class A Investor Charge-Offs, Class                      Class A                           $0
B Investor Charge-Offs, Class C Investor Charge-Offs and Class D                          Class B                           $0
Investor Charge-Offs for the period from                                                  Class C                           $0
         January 1, 1999 to December 31, 1999.                                            Class D                           $0


10.      The amount of the Servicing Fee for the period from January                                            $ 7,178,228.32
1, 1999 to December 31, 1999.


11.      The Class A Pool Factor, the Class B Pool Factor and the             Class A Pool Factor                    0.0000000
Class C Pool Factor as of December 31, 1999:                                  Class B Pool Factor                    0.3333333
                                                                              Class C Pool Factor                    1.0000000

12.      The amount of Reallocated Class B Principal Collections,                         Class B                            0
Reallocated Class C Principal Collections and Reallocated ClassD                          Class C                            0
Principal Collections for the period from January 1, 1999 to December                     Class D                            0
31, 1999.


13.      The aggregate amount of funds in the Excess Funding Account                                            $ 6,000,000.00
and the Pre-Funding Account at December 31, 1999.


14. Whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount at December 31, 1999.

         Reserve Amount
         Reserve Account Balance                                                                                $17,500,000.00
                                                                                                                $17,500,000.00




                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1997-1


1.       The total amount distributed during 1999 stated on the basis                     Class A                  $68.7000000
of an original principal amount of $1,000 per Certificate:                                Class B                  $71.1000000
                                                                                          Class C                  $61.8778100


2.       The amount of such distribution allocable to Certificate                         Class A                           $0
Principal stated on the basis of an original principal amount of                          Class B                           $0
$1,000 per Certificate:                                                                   Class C                           $0


3.       The amount of such distribution allocable to Certificate                         Class A                  $68.7000000
Interest stated on the basis of an original principal amount of                           Class B                  $71.1000000
$1,000 per Certificate:                                                                   Class C                  $61.8778100


4.       The amount of Principal Collections received in the                              Class A              $384,412,237,53
Collection Account during the period from January 1, 1999 to December                     Class B               $66,277,972.00
31, 1999 and allocated in respect of the Class A Certificates, the                        Class C               $45,069,020.95
Class B Certificates, the Class C Certificates and the Class D                            Class D               $34,369,329.34
Certificates, respectively:                                                                                    $530,128,559.82


5.       The amount of Finance Charge Collections processed during                        Class A              $168,113,614.89
the period from January 1, 1999 to December31, 1999 and allocated in                     Class B               $28,985,106.10
respect of the Class A Certificates, the Class B Certificates, the                        Class C               $19,709,872.07
Class C Certificates and the Class D Certificates, respectively:                          Class D               $15,027,220.36
                                                                                                               $231,835,813.42

6.       The aggregate amount of the:

         Principal Receivables                                                                               $5,215,820,886.00
         Invested Amount                                                                                      $ 850,000,000.00
         Class A Invested Amount                                                                              $ 616,250,000.00
         Class B Invested Amount                                                                              $ 106,250,000.00
         Class C Invested Amount                                                                               $ 72,250,000.00
         Class D Invested Amount                                                                               $ 55,250,000.00

         Floating Allocation Percentage                                                                            16.2965719%
         Class A Floating Allocation Percentage                                                                    11.8150146%
         Class B Floating Allocation Percentage                                                                     2.0370715%
         Class C Floating Allocation Percentage                                                                     1.3852086%
         Class D Floating Allocation Percentage                                                                     1.0592772%

         each as of the end of the day on December 31, 1999.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                                                $4,724,448,860.55
                           60 Days to 89 Days                                                                 $ 330,285,853.00
                           90 Days and Over                                                                   $ 128,542,217.12
                                                                                                              $ 294,246,705.90
         as of the end of the day on December 31, 1999.


8.       The aggregate Investor Default Amount for the period from                                             $ 95,556,137.38
January 1, 1999 to December 31, 1999.


9.       The aggregate amount of Class A Investor Charge-Offs, Class                      Class A                           $0
B Investor Charge-Offs, Class C Investor Charge-Offs and Class D                          Class B                           $0
Investor Charge-Offs for the period from                                                  Class C                           $0
         January 1, 1999 to December 31, 1999.                                            Class D                           $0


10.      The amount of the Servicing Fee for the period from January                                           $ 17,000,000.01
1, 1999 to December 31, 1999.


11.      The Class A Pool Factor, the Class B Pool Factor and the             Class A Pool Factor                    1.0000000
Class C Pool Factor as of December 31, 1999:                                  Class B Pool Factor                    1.0000000
                                                                              Class C Pool Factor                    1.0000000

12.      The amount of Reallocated Class B Principal Collections,                         Class B                            0
Reallocated Class C Principal Collections and Reallocated ClassD                          Class C                            0
Principal Collections for the period from January 1, 1999 to December                     Class D                            0
31, 1999.


13.      The aggregate amount of funds in the Excess Funding Account                                            $ 6,000,000.00
and the Pre-Funding Account at December 31, 1999.


14. Whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount at December 31, 1999.

         Reserve Amount
            Reserve Account Balance                                                                             $21,500,000.00
                                                                                                                $21,500,000.00

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1997-2


1.       The total amount distributed during 1999 stated on the basis                     Class A                  $55.2875320
of an original principal amount of $1,000 per Certificate:                                Class B                  $57.6194766
                                                                                          Class C                  $63.9055876


2.       The amount of such distribution allocable to Certificate                         Class A                           $0
Principal stated on the basis of an original principal amount of                          Class B                           $0
$1,000 per Certificate:                                                                   Class C                           $0


3.       The amount of such distribution allocable to Certificate                         Class A                  $55.2875320
Interest stated on the basis of an original principal amount of                           Class B                  $57.6194766
$1,000 per Certificate:                                                                   Class C                  $63.9055876


4.       The amount of Principal Collections received in the                              Class A              $283,825,668.26
Collection Account during the period from January 1, 1999 to December                     Class B               $63,314,956.76
31, 1999 and allocated in respect of the Class A Certificates, the                        Class C               $61,131,682.40
Class B Certificates, the Class C Certificates and the Class D                            Class D               $28,289,774.71
Certificates, respectively:                                                                                    $436,562,082.13


5.       The amount of Finance Charge Collections processed during                        Class A              $124,124,453.99
the period from January 1, 1999 to December31, 1999 and allocated in                      Class B               $27,689,301.26
respect of the Class A Certificates, the Class B Certificates, the                        Class C               $26,734,497.71
Class C Certificates and the Class D Certificates, respectively:                          Class D               $12,368,637.50
                                                                                                               $190,916,890.46

6.       The aggregate amount of the:

         Principal Receivables                                                                               $5,215,820,886.00
         Invested Amount                                                                                      $ 700,000,000.00
         Class A Invested Amount                                                                              $ 455,000,000.00
         Class B Invested Amount                                                                              $ 101,500,000.00
         Class C Invested Amount                                                                               $ 98,000,000.00
         Class D Invested Amount                                                                               $ 45,500,000.00

         Floating Allocation Percentage                                                                            13.4207063%
         Class A Floating Allocation Percentage                                                                     8.7234591%
         Class B Floating Allocation Percentage                                                                     1.9460024%
         Class C Floating Allocation Percentage                                                                     1.8788989%
         Class D Floating Allocation Percentage                                                                     0.8723459%

         each as of the end of the day on December 31, 1999.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                                                $4,724,448,860.55
                           60 Days to 89 Days                                                                 $ 330,285,853.00
                           90 Days and Over                                                                   $ 128,542,217.12
                                                                                                              $ 294,246,705.90
         as of the end of the day on December 31, 1999.


8.       The aggregate Investor Default Amount for the period from                                             $ 78,690,841.68
January 1, 1999 to December 31, 1999.


9.       The aggregate amount of Class A Investor Charge-Offs, Class                      Class A                           $0
B Investor Charge-Offs, Class C Investor Charge-Offs and Class D                          Class B                           $0
Investor Charge-Offs for the period from                                                  Class C                           $0
         January 1, 1999 to December 31, 1999.                                            Class D                           $0


10.      The amount of the Servicing Fee for the period from January                                           $ 14,000,000.02
1, 1999 to December 31, 1999.


11.      The Class A Pool Factor, the Class B Pool Factor and the             Class A Pool Factor                    1.0000000
Class C Pool Factor as of December 31, 1999:                                  Class B Pool Factor                    1.0000000
                                                                              Class C Pool Factor                    1.0000000

12.      The amount of Reallocated Class B Principal Collections,                         Class B                            0
Reallocated Class C Principal Collections and Reallocated ClassD                          Class C                            0
Principal Collections for the period from January 1, 1999 to December                     Class D                            0
31, 1999.


13.      The aggregate amount of funds in the Excess Funding Account                                            $ 6,000,000.00
and the Pre-Funding Account at December 31, 1999.


14. Whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount at December 31, 1999.

         Reserve Amount
         Reserve Account Balance                                                                                    $     0.00
                                                                                                                    $     0.00

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1998-2


1.       The total amount distributed during 1999 stated on the basis                     Class A                  $58.8361431
of an original principal amount of $1,000 per Security:


2.       The amount of such distribution allocable to Security                            Class A                           $0
Principal stated on the basis of an original principal amount of
$1,000 per Security:


3.       The amount of such distribution allocable to Security                            Class A                  $58.8361431
Interest stated on the basis of an original principal amount of
$1,000 per Security:


4.       The amount of Principal Collections received in the                              Class A              $311,896,338.72
Collection Account during the period from January 1, 1999 to December                     Class B               $30,846,891.00
31, 1999 and allocated in respect of the Class A Securities and the                                            $342,743,229.72
Class B Securities, respectively:


5.       The amount of Finance Charge Collections processed during                        Class A              $136,400,498.93
the period from January 1, 1999 to December31, 1999 and allocated in                     Class B               $13,490,159.33
respect of the Class A Securities and the Class B Securities,                                                  $149,890,658.26
respectively:

6.       The aggregate amount of the:

         Principal Receivables                                                                               $5,215,820,886.00
         Invested Amount                                                                                      $ 549,450,550.00
         Class A Invested Amount                                                                              $ 500,000,000.00
         Class B Invested Amount                                                                               $ 49,450,550.00


         Floating Allocation Percentage                                                                            10.5343063%
         Class A Floating Allocation Percentage                                                                     9.5862188%
         Class B Floating Allocation Percentage                                                                     0.9480876%

         each as of the end of the day on December 31, 1999.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                                                $4,724,448,860.55
                           60 Days to 89 Days                                                                 $ 330,285,853.00
                           90 Days and Over                                                                   $ 128,542,217.12
                                                                                                              $ 294,246,705.90
         as of the end of the day on December 31, 1999.


8.       The aggregate Investor Default Amount for the period from                                             $ 61,778,999.99
January 1, 1999 to December 31, 1999.


9.       The aggregate amount of Class A Investor Charge-Offs and                         Class A                           $0
Class B Investor Charge-Offs for the period from January 1, 1999 to                       Class B                           $0
December 31, 1999.


10.      The amount of the Servicing Fee for the period from January                                            $10,989,010.96
1, 1999 to December 31, 1999.


11.      The Class A Pool Factor as of December 31, 1999:                                                            1.0000000


12.      The amount of Redirected Class B Principal Collections for                                                      $0.00
the period from January 1, 1999 to December 31, 1999.


13.      The aggregate amount of funds in the Excess Funding Account                                             $6,000,000.00
and the Pre-Funding Account at December 31, 1999.


14.      Policy Claim Amount for the period from January 1, 1999 to                                                      $0.00
December 31, 1999.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1998-3


1.       The total amount distributed during 1999 stated on the basis                     Class A                  $59.8500320
of an original principal amount of $1,000 per Security:


2.       The amount of such distribution allocable to Security                            Class A                           $0
Principal stated on the basis of an original principal amount of
$1,000 per Security:


3.       The amount of such distribution allocable to Security                            Class A                   59.8500320
Interest stated on the basis of an original principal amount of
$1,000 per Security:


4.       The amount of Principal Collections received in the                              Class A              $311,896,338.72
Collection Account during the period from January 1, 1999 to December                     Class B               $30,846,891.00
31, 1999 and allocated in respect of the Class A Securities and the                                            $342,743,229.72
Class B Securities, respectively:


5.       The amount of Finance Charge Collections processed during                        Class A              $136,400,498.93
the period from January 1, 1999 to December31, 1999 and allocated in                     Class B               $13,490,159.33
respect of the Class A Securities and the Class B Securities,                                                  $149,890,658.26
respectively:


6.       The aggregate amount of the:

         Principal Receivables                                                                               $5,215,820,886.00
         Invested Amount                                                                                      $ 549,450,550.00
         Class A Invested Amount                                                                              $ 500,000,000.00
         Class B Invested Amount                                                                               $ 49,450,550.00


         Floating Allocation Percentage                                                                            10.5343063%
         Class A Floating Allocation Percentage                                                                     9.5862188%
         Class B Floating Allocation Percentage                                                                     0.9480876%

         each as of the end of the day on December 31, 1999.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                                                $4,724,448,860.55
                           60 Days to 89 Days                                                                 $ 330,285,853.00
                           90 Days and Over                                                                   $ 128,542,217.12
                                                                                                              $ 294,246,705.90
         as of the end of the day on December 31, 1999.


8.       The aggregate Investor Default Amount for the period from                                             $ 61,778,999.99
January 1, 1999 to December 31, 1999.


9.       The aggregate amount of Class A Investor Charge-Offs and                         Class A                           $0
Class B Investor Charge-Offs for the period from January 1, 1999 to                       Class B                           $0
December 31, 1999.


10.      The amount of the Servicing Fee for the period from January                                            $10,989,010.96
1, 1999 to December 31, 1999.


11.      The Class A Pool Factor as of December 31, 1999:                                                            1.0000000


12.      The amount of Redirected Class B Principal Collections for                                                      $0.00
the period from January 1, 1999 to December 31, 1999.


13.      The aggregate amount of funds in the Excess Funding Account                                             $6,000,000.00
and the Pre-Funding Account at December 31, 1999.


14.      Policy Claim Amount for the period from January 1, 1999 to                                                      $0.00
December 31, 1999.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-1


1.       The total amount distributed during 1999 stated on the basis                     Class A                  $32.1627708
of an original principal amount of $1,000 per Security:


2.       The amount of such distribution allocable to Security                            Class A                           $0
Principal stated on the basis of an original principal amount of
$1,000 per Security:


3.       The amount of such distribution allocable to Security                            Class A                  $32.1627708
Interest stated on the basis of an original principal amount of
$1,000 per Security:


4.       The amount of Principal Collections received in the                              Class A              $150,823,818.36
Collection Account during the period from July 7, 1999 to December                        Class B               $14,916,641.55
31, 1999 and allocated in respect of the Class A Securities and the                                            $165,740,459.91
Class B Securities, respectively:


5.       The amount of Finance Charge Collections processed during                        Class A               $65,153,431.01
the period from July 7, 1999 to December31, 1999 and allocated in                         Class B               $ 6,443,745.95
respect of the Class A Securities and the Class B Securities,                                                   $71,597,176.96
respectively:

6.       The aggregate amount of the:

         Principal Receivables                                                                               $5,215,820,886.00
         Invested Amount                                                                                      $ 549,450,550.00
         Class A Invested Amount                                                                              $ 500,000,000.00
         Class B Invested Amount                                                                               $ 49,450,550.00


         Floating Allocation Percentage                                                                            10.5343063%
         Class A Floating Allocation Percentage                                                                     9.5862188%
         Class B Floating Allocation Percentage                                                                     0.9480876%

         each as of the end of the day on December 31, 1999.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                                                $4,724,448,860.55
                           60 Days to 89 Days                                                                 $ 330,285,853.00
                           90 Days and Over                                                                   $ 128,542,217.12
                                                                                                              $ 294,246,705.90
         as of the end of the day on December 31, 1999.


8.       The aggregate Investor Default Amount for the period from                                             $ 28,712,033.95
July 7, 1999 to December 31, 1999.


9.       The aggregate amount of Class A Investor Charge-Offs and                         Class A                           $0
Class B Investor Charge-Offs for the period from July 7, 1999 to                          Class B                           $0
December 31, 1999.


10.      The amount of the Servicing Fee for the period from July 7,                                            $ 5,359,024.53
1999 to December 31, 1999.


11.      The Class A Pool Factor as of December 31, 1999:                                                            1.0000000


12.      The amount of Redirected Class B Principal Collections for                                                 $     0.00
the period from July 7, 1999 to December 31, 1999.


13.      The aggregate amount of funds in the Excess Funding Account                                            $ 6,000,000.00
and the Pre-Funding Account at December 31, 1999.


14.      Policy Claim Amount for the period from July 7, 1999 to                                                    $     0.00
December 31, 1999.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-2


1.       The total amount distributed during 1999 stated on the basis                     Class A                  $20.7892014
of an original principal amount of $1,000 per Security:


2.       The amount of such distribution allocable to Security                            Class A                           $0
Principal stated on the basis of an original principal amount of
$1,000 per Security:


3.       The amount of such distribution allocable to Security                            Class A                  $20.7892014
Interest stated on the basis of an original principal amount of
$1,000 per Security:


4.       The amount of Principal Collections received in the                              Class A               $84,681,121.55
Collection Account during the period from September 22, 1999 to                           Class B               $ 8,462,157.08
December 31, 1999 and allocated in respect of the Class A Securities                                            $93,143,278.63
and the Class B Securities, respectively:


5.       The amount of Finance Charge Collections processed during                        Class A               $37,158,879.80
the period from September 22, 1999 to December31, 1999 and allocated                      Class B               $ 3,710,838.20
in respect of the Class A Securities and the Class B Securities,                                                $40,869,718.00
respectively:

6.       The aggregate amount of the:

         Principal Receivables                                                                               $5,215,820,886.00
         Invested Amount                                                                                      $ 549,450,550.00
         Class A Invested Amount                                                                              $ 500,000,000.00
         Class B Invested Amount                                                                               $ 49,450,550.00


         Floating Allocation Percentage                                                                            10.5343063%
         Class A Floating Allocation Percentage                                                                     9.5862188%
         Class B Floating Allocation Percentage                                                                     0.9480876%

         each as of the end of the day on December 31, 1999.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                                                $4,724,448,860.55
                           60 Days to 89 Days                                                                 $ 330,285,853.00
                           90 Days and Over                                                                   $ 128,542,217.12
                                                                                                              $ 294,246,705.90
         as of the end of the day on December 31, 1999.


8.       The aggregate Investor Default Amount for the period from                                             $ 15,700,313.96
September 22, 1999 to December 31, 1999.


9.       The aggregate amount of Class A Investor Charge-Offs and                         Class A                           $0
Class B Investor Charge-Offs for the period from September 22, 1999                       Class B                           $0
to December 31, 1999.


10.      The amount of the Servicing Fee for the period from                                                     $3,003,808.51
September 22, 1999 to December 31, 1999.


11.      The Class A Pool Factor as of December 31, 1999:                                                            1.0000000


12.      The amount of Redirected Class B Principal Collections for                                                      $0.00
the period from September 22, 1999 to December 31, 1999.


13.      The aggregate amount of funds in the Excess Funding Account                                             $6,000,000.00
and the Pre-Funding Account at December 31, 1999.


14.      Policy Claim Amount for the period from September 22, 1999                                                      $0.00
to December 31, 1999.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-3


1.       The total amount distributed during 1999 stated on the basis                     Class A                   $7.8965833
of an original principal amount of $1,000 per Security:


2.       The amount of such distribution allocable to Security                            Class A                           $0
Principal stated on the basis of an original principal amount of
$1,000 per Security:


3.       The amount of such distribution allocable to Security                            Class A                   $7.8965833
Interest stated on the basis of an original principal amount of
$1,000 per Security:


4.       The amount of Principal Collections received in the                              Class A               $10,490,609.01
Collection Account during the period from December 9, 1999 to                             Class B               $ 1,037,532.77
December 31, 1999 and allocated in respect of the Class A Securities                                            $11,528,141.78
and the Class B Securities, respectively:


5.       The amount of Finance Charge Collections processed during                        Class A               $ 4,730,569.99
the period from December 9, 1999 to December31, 1999 and allocated                        Class B                $  467,858.58
in respect of the Class A Securities and the Class B Securities,                                                $ 5,198,428.57
respectively:

6.       The aggregate amount of the:

         Principal Receivables                                                                               $5,215,820,886.00
         Invested Amount                                                                                      $ 329,670,330.00
         Class A Invested Amount                                                                              $ 300,000,000.00
         Class B Invested Amount                                                                               $ 29,670,330.00


         Floating Allocation Percentage                                                                             6.3205838%
         Class A Floating Allocation Percentage                                                                     5.7517313%
         Class B Floating Allocation Percentage                                                                     0.5688525%

         each as of the end of the day on December 31, 1999.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                                                $4,724,448,860.55
                           60 Days to 89 Days                                                                 $ 330,285,853.00
                           90 Days and Over                                                                   $ 128,542,217.12
                                                                                                              $ 294,246,705.90
         as of the end of the day on December 31, 1999.


8.       The aggregate Investor Default Amount for the period from                                             $  2,088,142.27
December 9, 1999 to December 31, 1999.


9.       The aggregate amount of Class A Investor Charge-Offs and                         Class A                           $0
Class B Investor Charge-Offs for the period from December 9, 1999 to                      Class B                           $0
December 31, 1999.


10.      The amount of the Servicing Fee for the period from December                                              $415,474.94
9, 1999 to December 31, 1999.


11.      The Class A Pool Factor as of December 31, 1999:                                                            1.0000000


12.      The amount of Redirected Class B Principal Collections for                                                 $     0.00
the period from December 9, 1999 to December 31, 1999.


13.      The aggregate amount of funds in the Excess Funding Account                                            $ 6,000,000.00
and the Pre-Funding Account at December 31, 1999.


14.      Policy Claim Amount for the period from December 9, 1999 to                                                $     0.00
December 31, 1999.



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